Exhibit 10.5

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this "Agreement"), dated as of July 10, 2017 is made by AEMETIS, INC, a Nevada corporation ("Pledgor") for the benefit of THIRD EYE CAPITAL CORPORATION, as in its capacity as agent (together with its successors and assigns, “Secured Party”).

RECITALS

A.           Aemetis Advanced Fuels Keyes, Inc., Aemetis Facility Keyes, Inc. and Pledgor (collectively, the “Loan Parties”), the Secured Party and the Noteholders are parties to that certain Amended and Restated Note Purchase Agreement dated as of July 6, 2012 (as amended by a Limited Waiver and Amendment No.1 to Amended and Restated Note Purchase Agreement dated as of October 18, 2012, as amended by a Limited Waiver and Amendment No. 2 to Amended and Restated Note Purchase Agreement dated as of February 27, 2013, as amended by a Limited Waiver and Amendment No. 3 to Amended and Restated Note Purchase Agreement dated as of April 15, 2013, as amended by an Amendment No. 4 to Amended and Restated Note Purchase Agreement dated as of April 19, 2013, as amended by a Limited Waiver and Amendment No. 5 to Amended and Restated Note Purchase Agreement dated as of July 26, 2013, as amended by a Limited Waiver and Amendment No. 6 to Amended and Restated Note Purchase Agreement dated as of September 30, 2013, as amended by a Limited Waiver and Amendment No. 7 to Amended and Restated Note Purchase Agreement dated as of May 14, 2014, as amended by an Amendment No. 8 to Amended and Restated Note Purchase Agreement dated as of November 7, 2014, as amended by an Amendment No. 9 to Amended and Restated Note Purchase Agreement dated as of March 12, 2015, as amended by an Amendment No. 10 to Amended and Restated Note Purchase Agreement dated as of April 30, 2015, as amended by an Amendment No. 11 to Amended and Restated Note Purchase Agreement dated as of August 6, 2015, as amended by a Limited Waiver and Amendment No. 12 to Amended and Restated Note Purchase Agreement dated as of March 21, 2016 and as amended by that certain Limited Waiver and Amendment No. 13 to Amended and Restated Note Purchase Agreement dated as of March 1, 2017 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Note Purchase Agreement”) pursuant to which the Noteholders have extended loans and other credit accommodations to the Loan Parties, and may extend additional loans and/or other credit accommodations to the Loan Parties from time to time.

B.           Pledgor is required to execute and deliver this Agreement pursuant to the terms of the Note Purchase Agreement.

ACCORDINGLY, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1.                       Definitions. When used herein, (a) capitalized terms which are not otherwise defined have the meanings assigned thereto in the Note Purchase Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

Collateral - see Section 2 of this Agreement.

Issuer - the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

Liens - with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

Person - any individual, corporation, limited liability company, partnership, joint venture, firm, association, trust or other enterprise or entity or any governmental authority.

Secured Obligations - all present and future obligations and liabilities (whether actual or contingent, whether owed jointly or severally or alone or in any other capacity whatsoever) of Borrowers and each Subsidiary of Borrowers (or any of them) under or pursuant to each or any of the Note Purchase Documents (as defined in the Note Purchase Agreement), each as amended or restated from time to time) together with all costs, charges and expenses incurred by Secured Party in connection with the protection, preservation or enforcement of its respective rights under the Note Purchase Agreement, the Notes defined therein and any other Note Purchase Documents or any other document evidencing or securing any such liabilities.

UCC - the Uniform Commercial Code as in effect in the State of Delaware.

2.                       Pledge. As security for the payment of the Secured Obligations, Pledgor hereby pledges to Secured Party, and grants to Secured Party, a continuing security interest in, all of the following:

A.           All of the shares of stock, ownership interests, membership interests and other equity interests and securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock, ownership interests, membership interests and other equity interests and securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, ownership interests, membership interests and other equity interests and securities; and all additional shares of stock or ownership interests or membership interests and other equity interests and securities of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by Pledgor in any manner, all of the certificates and/or instruments representing such additional shares or ownership interests, membership interests and other equity interests and securities and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or ownership interests, membership interests and other equity interests and securities;

B.           All other property hereafter delivered to Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

C.           All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

Pledgor agrees to deliver to Secured Party promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which Pledgor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time come into the possession or control of Pledgor; and prior to the delivery thereof to Secured Party, such Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Secured Party.

3.                       Warranties; Further Assurances. Pledgor warrants to Secured Party and each of the Noteholders that: (a) Pledgor is (or at the time of any other future delivery, pledge, assignment or transfer thereof, will be) the legal and equitable owner of the Collateral free and clear of all Liens of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement creates a valid perfected security interest in the Collateral in favor of Secured Party; (c) all shares of stock or ownership interests, membership interests and other equity interests and securities referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock or ownership interests, membership interests and other equity interests and securities issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

So long as any of the Secured Obligations shall be outstanding or any commitment shall exist on the part of Secured Party or any of the Noteholders with respect to the creation of any Secured Obligations, Pledgor: (i) shall not, without the express prior written consent of Secured Party or as permitted under the Note Purchase Documents, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock or other equity interests of any Issuer which is pledged hereunder; (ii) shall deliver all original stock or similar certificates relating to the Collateral to Secured Party and hereby authorizes Secured Party to file such Uniform Commercial Code financing statements (and Pledgor shall pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by Secured Party) and do such other acts and things, all as Secured Party may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other Liens whatsoever other than Permitted Liens) to secure the performance and payment of the Secured Obligations; (iii) will execute and deliver to Secured Party such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to Secured Party, as Secured Party may reasonably request; and (iv) will permit Secured Party or any designee of Secured Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the occurrence and continuation of an Event of Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which evidence the ownership of the Collateral, and will, upon the occurrence and continuation of an Event of Default, deliver to Secured Party copies of all of such records and papers.

If at any time the Collateral constitutes a “security” as defined in Article 8 of the UCC, Pledgor shall, or shall permit Secured Party to, promptly take all action necessary or appropriate to cause Secured Party to have sole and exclusive “control” over the Collateral, as such term is defined in Article 9 of the UCC (or any other then-applicable provision of the UCC). Pledgor agrees to comply with instructions originated by Secured Party with respect to the Collateral without further consent by Pledgor, provided, however, that this shall not affect the classification of the membership interests as “general intangibles” or “uncertificated securities” as such terms are defined in Articles 8 and 9 of the UCC, it being the understanding and intent of the parties hereto that the membership interests are “general intangibles” and are not “uncertificated securities” under Articles 8 and 9 of the UCC.

4.                       Holding in Name of Secured Party, etc. Except as otherwise provided in the Note Purchase Agreement, Secured Party may from time to time upon the occurrence and continuation of an Event of Default, without notice to Pledgor, take all or any of the following actions: (a) transfer, in accordance with all applicable securities laws and the UCC, as applicable, all or any part of the Collateral into the name of Secured Party or any nominee or sub-agent for Secured Party, with or without disclosing that such Collateral is subject to the Lien hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of Pledgor to allow collection of the Collateral, (e) enforce any and all rights and privileges of Pledgor against any party with respect to the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

5.                       Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as Secured Party has not given the written notice referred to in paragraph (b) below:

(i)           Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase, stockholder or subscription rights relating or pertaining to the Collateral or any part thereof for any purpose; provided that Pledgor agrees that it will not exercise any such right or power in any manner which would have a Material Adverse Effect.

(ii)           Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Note Purchase Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other ownership interests, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by Pledgor, shall be forthwith delivered to Secured Party in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(iii)           Secured Party shall promptly upon request from Pledgor execute and deliver, or cause to be executed and delivered, to Pledgor all such proxies, powers of attorney, dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to retain pursuant to clause (ii) above.

(b)           Upon written notice from Secured Party upon the occurrence and continuation of an Event of Default, and so long as the same shall be continuing, all rights and powers which Pledgor is entitled to exercise pursuant to Section 5(a)(i) hereof, and all rights of Pledgor to receive and retain dividends pursuant to Section 5(a)(ii) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Secured Party which shall have, upon the occurrence and continuation of an Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by Secured Party pursuant to this paragraph (b) shall be retained by Secured Party as additional Collateral hereunder and applied to the Indebtedness evidenced by the Notes.

6.                       Remedies. Upon the occurrence and continuation of an Event of Default, Secured Party may exercise from time to time any rights and remedies available to it under the UCC or otherwise available to it by applicable law. Without limiting the foregoing, upon the occurrence and continuation of an Event of Default, Secured Party (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, subject to applicable securities laws and the UCC, as applicable, (i) sell any or all of the Collateral, free of all rights and claims of Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral shall be applied by Secured Party to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Secured Party toward the payment of such of the Secured Obligations, and in such order of application, as Secured Party shall (and, after payment in full of all Secured Obligations, any excess shall be delivered to Pledgor or as a court of competent jurisdiction shall direct).

Secured Party is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Secured Party shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

7.                       Notice. All notices or other communications hereunder shall be given in the manner and deemed to be effective as set forth in the Note Purchase Agreement or to such other addresses as Pledgor and Secured Party may provide to the other from time to time in writing.

8.                       General. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

No delay on the part of Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be binding against Secured Party unless the same shall be in writing and signed and delivered by Secured Party and Pledgor, and then such amendment, modification, waiver or consent shall be effective as against Secured Party or Pledgor, as the case may be, only in the specific instance and for the specific purpose for which given.

All obligations of Pledgor and all rights, powers and remedies of Secured Party expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Secured Obligations or any security therefor. When all of the Secured Obligations have been paid in full and all of the conditional obligations, if any, of Pledgor and the other obligors under the Note Purchase Documents (including, without limitation, commitments to make loans or other advances thereunder) shall have expired or been sooner terminated, this Agreement shall terminate and the security interest granted herein shall be automatically released without any further action on the part of any Person. Upon termination of this Agreement or any release of Collateral in accordance with the provisions of the Note Purchase Agreement, Secured Party shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Secured Party, such of the Collateral to be released as may be in the possession of Secured Party and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including, without limitation, UCC-3 termination statements) acknowledging the termination of this Agreement or the release of such Collateral, as the case may be.

This Agreement and all related instruments and documents and the rights and obligations of the parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflicts of law principles, regardless of the location of the Collateral, excepting, however, that the UCC (or decisional law) of a jurisdiction other than Delaware may provide the method of perfection, the effect of perfection or non-perfection, or the priority of liens and security interests created under this Agreement. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

This Agreement shall be binding upon Pledgor and Secured Party and their respective successors and assigns, and shall inure to the benefit of Pledgor, Secured Party, each of the Noteholders and their respective successors and assigns.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

PLEDGOR IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF DELAWARE OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE FOR THE PURPOSE OF ANY SUCH LITIGATION OR ACTION AS SET FORTH ABOVE. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF DELAWARE. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF PLEDGOR AND SECURED PARTY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL POSTAGE PREPAID, TO IT AT THE ADDRESS SET FORTH FOR NOTICES IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER THE DATE OF MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR TO OTHERWISE PROCEED AGAINST PLEDGOR OR ANY OTHER PERSON IN ANY OTHER JURISDICTION.

SECURED PARTY AND PLEDGOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH SECURED PARTY AND PLEDGOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

PLEDGOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF PLEDGOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

AEMETIS, INC., as Pledgor

/s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

THIRD EYE CAPITAL CORPORATION, as Secured Party

/s/ Arif N. Bhalwani
Name: Arif N. Bhalwani
Title: Managing Partner

signature page to pledge agreement

SCHEDULE I
TO PLEDGE AGREEMENT

Issuer	Class of Stock	Certificate No(s).	Number of Shares	Percentage Ownership
Aemetis Advanced Biorefinery Keyes, Inc., a Delaware corporation	Common Stock	1	1,000	100%